                                                                EXHIBIT 10.10

                             GENERAL BILL OF SALE
                             --------------------

                      ASSIGNMENT AND ASSUMPTION AGREEMENT
                      -----------------------------------

     THIS GENERAL BILL OF SALE, ASSIGNMENT AND ASSUMPTION AGREEMENT is made and entered into this 20 day of March, 2000, by and between Lifef/x Networks, Inc., a Delaware corporation formerly known as Pacific Title/Mirage, Inc. ("Transferor"), and PTM Productions, Inc., a Delaware corporation
("Transferee"), and is made with reference to the following:

     A. Transferee, Transferor and Safeguard Delaware, Inc., a Delaware corporation, have heretofore executed that certain Assignment and Assumption Agreement dated as of December 14, 1999 (the "Agreement"). All capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement.

     B. Pursuant to the Agreement, among other things, Transferor has agreed to transfer to Transferee substantially all of its assets and liabilities other than those relating primarily to its Lifef/x Division and Transferee has agreed to indemnify Transferor for certain liabilities and obligations in connection therewith.

     C. Transferee and Transferor now desire to consummate the transfer of all of the assets and the assumption of all of the obligations as provided in the Agreement .

     NOW, THEREFORE, in consideration of the foregoing recitals and of the mutual agreements hereinafter set forth, the parties hereto agree as follows:

                                   ARTICLE 1

                                  ASSIGNMENT
                                  ----------

     For valuable consideration, the receipt and sufficiency of which Transferor hereby acknowledges, Transferor, pursuant to and in compliance with the Agreement, does hereby assign, transfer, convey and deliver to Transferee, and Transferee does hereby accept from Transferor, all of Transferor's right, title and interest in and to the Assets (including, without limitation, (a) that certain Lease Termination Agreement by and between A&G LLC, a California limited liability company ("A&G"), and Transferor dated as of March 10, 2000 (the "Lease Termination Agreement"), (b) that certain Sublease by and among Rotor Communications Corporation, a California corporation, and Transferor dated as of March 10, 2000 (the "Sublease"), and (c) that certain $1,200,000 Promissory Note executed by A&G in favor of Transferor dated March 10, 2000 (the "Note")), but excluding the Excluded Assets;

     TO HAVE AND TO HOLD all such Assets hereby assigned, transferred and conveyed unto Transferee, its successors and assigns, to its and their own use and behalf forever.

                                   ARTICLE 2

                                  ASSUMPTION
                                  ----------

     In consideration of such assignment, transfer, conveyance and delivery, Transferee, pursuant to and in compliance with the Agreement, does hereby assume and agree to pay and perform the Assumed Liabilities, including, without limitation, Transferor's liabilities under the Lease Termination Agreement, the Sublease and the Note.

                                   ARTICLE 3

                              FURTHER ASSURANCES
                              ------------------

     Transferor shall, at any time and from time to time after the date hereof, upon the request of Transferee, execute, acknowledge and deliver all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances, and take all such further actions, as shall be necessary or desirable to give effect to the transactions hereby consummated and to collect and reduce to the possession of Transferee any and all of the Assets hereby transferred to Transferee. Without limiting the generality of the foregoing, Transferor hereby appoints Transferee, and its successors and assigns, the true and lawful attorney of Transferor, in the name of Transferee or in the name of Transferor but for the benefit and at the expense of Transferee, to demand and receive any and all Assets hereby transferred; to give releases and acquittances for or in respect of the same or any part thereof; to endorse, collect and deposit any checks, drafts or other instruments payable to Transferor which constitute accounts receivable hereby assigned or relate to payments for goods and/or services provided by Transferor or Transferee in connection with the accounts or rights under contract hereby assigned; to institute and prosecute, in the name of Transferor or otherwise, any and all proceedings at law, in equity or otherwise, which Transferee, or its successors and assigns, may deem necessary or advisable to collect, assert or enforce any claim, right, title, debt or account hereby assigned; and to defend and compromise any and all actions, suits or proceedings in respect of any of the Assets hereby assigned that Transferee, or its successors or assigns, shall deem necessary or advisable. Transferor hereby declares that the foregoing powers are coupled with an interest and shall be irrevocable.

                                   ARTICLE 4

                               OTHER INSTRUMENTS
                               -----------------

     It is understood that Transferor, contemporaneously with the execution and delivery of this General Bill of Sale, Assignment and Assumption Agreement, is further executing and delivering to Transferee certain other assignments and instruments of transfer which in particular cover certain of the Assets hereinabove assigned, the purpose of which is to supplement, facilitate and otherwise implement the transfers intended hereby.

                                   ARTICLE 5

                             SUCCESSORS AND ASSIGNS
                             ----------------------

     This instrument and the covenants and agreements herein contained shall inure to the benefit of and shall bind the respective parties hereto and their respective successors and permitted assigns.

     IN WITNESS WHEREOF, the parties hereto have executed this General Bill of Sale, Assignment and Assumption Agreement as of the day and year first hereinabove written.

                              TRANSFEROR:
                              ----------

                              LIFEF/X NETWORKS, INC.
                              (F/K/A PACIFIC TITLE/MIRAGE, INC.),
                              a Delaware corporation


                              By: /s/ Richard A. Guttendorf
                                 _______________________________________
                                  Richard A. Guttendorf
                                  Chief Financial Officer and Secretary


                              TRANSFEREE:
                              ----------

                              PTM PRODUCTIONS, INC.,
                              a Delaware corporation


                              By: /s/ Richard A. Guttendorf
                                 _______________________________________
                                  Richard A. Guttendorf
                                  President